UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:    John E. Denneen, Esquire
                                                                    1414 Avenue of the Americas
                                                          New York, NY 10019

Registrant's telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2003 - June 30, 2003

Item 1: Reports to Shareholders

2003 Semiannual Report

Value Investing In Small Companies For More Than 25 Years THE ROYCE FUNDS

ROYCE VALUE FUND ROYCE VALUE PLUS FUND ROYCE TECHNOLOGY VALUE FUND

www.roycefunds.com

NOTES TO PERFORMANCE AND RISK INFORMATION

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the current opinion of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2003 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Sharpe Ratio is calculated for the past 36-month period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low. Sharpe Ratios, standard deviations and betas for the Royce Funds were provided by Morningstar, Inc.
     The Russell 2000, Russell 2500 Technology, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) divides the U.S. equity market into 10 deciles. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell, CRSP and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

FORWARD-LOOKING STATEMENTS

     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including, among others, statements as to:
  the Funds’ future operating results,
  the prospects of the Funds’ portfolio companies,
  the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and the ability of the Funds’ portfolio companies to achieve their objectives.
     This report uses words such as “anticipates”, “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

THE ROYCE FUNDS

SEMIANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.

Letter to Our Shareholders: The Market Reloaded . . . Small Almighty?	2

Performance and Portfolio Review: Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund	10

Trustees and Officers	16

Schedules of Investments and Other Financial Statements	17

Postscript: ValueBall	Inside Back Cover

	AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2003
		YEAR-TO-DATE 2003*	1-YEAR	SINCE INCEPTION	INCEPTION DATE

	Royce Value Fund	24.60%	14.55%	6.44%	6/14/01
	Royce Value Plus Fund	32.80	15.74	16.87	6/14/01
	Royce Technology Value Fund	37.41	35.54	12.33	12/31/01

	Russell 2000	17.88	-1.64	—	—
	Russell 2500 Technology	30.64	9.89	—	—

*	Not annualized.

LETTER TO OUR SHAREHOLDERS

Charles M. Royce, President

We are often asked what role earnings play in our company valuations. Along with balance sheet and cash flow analysis, an examination of earnings is one of the key components in our stock selection process. In general, we think of earnings in two ways, each of which is highly important. First, we closely examine a company’s earnings history. This tells us not only if a company has been good at making money, but also gives us insight into how it has fared when earnings were poor or non-existent. This kind of analysis is especially critical when looking at cyclical businesses, which often have variant earnings patterns more or less in line with their business cycle.

(continued on page 4)

THE MARKET: RELOADED

A s any viewer of the film The Matrix: Reloaded can testify, perceptions are often mistaken and reality is not always what it appears to be. One needs to be careful not to confuse what might feel real with what actually is real. As experienced investors, we would never confuse a three-month market rally with a substantial recovery for equities, yet even we were stunned by the market’s reversal of direction during the opening half of 2003. It was a period marked by extreme events, both in the stock market and the wider world. Initially, the equity market eerily reflected the mood of the country. Information about the war was instantly mirrored in the movements of the market. Prices were wildly volatile, though mostly falling, in the weeks leading up to the invasion of Iraq, giving most equity securities negative first-quarter returns. Once the fighting began, equity prices stabilized until it looked for a brief moment as if “Shock and Awe” was not running as smoothly as planned, which sent prices plummeting once again. Shortly after victory seemed assured, stocks shared in the celebration by moving higher. With victory came the perception that the stock market had somehow righted itself after the long bear market. When se veral companies reported modest earnings growth around the time that Baghdad fell, the stage was set

2 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

for a full-scale rally. Prices continued to climb through April, and by mid-May some genuine momentum had been established. Like the omnipresent computer program that gives The Matrix its name, the market proved relentless and nearly impossible to stop once it was up and running again.
     How does an intrepid investor make sense of the now reloaded stock market? The dramatic comeback of equities is surely welcome news, but with only a partial earnings recovery to support it, how much longer can it last? The investment mindset has shifted from the fatalistic attitude of the last few years (especially virulent from 2002’s third quarter through this year’s first) to a confident outlook that seemed to spring up as soon as spring began. The perception of many is that the stock market is in great shape again, the bear market is over and all is well. The reality may not be quite so fabulous. While we still believe that the October 2002 market bottoms should hold, we would offer the caveat that there are many stocks whose gains have outraced their underlying value in anticipation of earnings (or similar good news) that may not arrive for some time. On the whole, we think that the improved picture is encouraging, yet the gap between perception and reality can be quite costly in equity investing. Investors should bear in mind that market volatility remains a reality even in the midst of a rally.
     We do not want to see a return to the often uninformed euphoria that characterized the late ’90s, but the frantic pace of the current rally leads us to suspect that a certain amount of this kind of optimism may have crept back into buyers’ minds. A new form of speculation seems to be emerging in which investors unhappy with the limited return potential for bonds are therefore eager to purchase stocks on the idea that their returns are higher. We cannot think of a poorer reason to buy equities. More to the point, if bonds do poorly – which we view as likely in a rising interest rate environment – it is not necessarily a positive for stocks. Stocks have historically represented higher return potential than bonds, but the attendant risk is higher, too. We suspect that this latter point may be lost on investors reeling from the effects of years of falling interest rates and plummeting stock prices.

The perception of many is that the stock market is in great shape again, the bear market is over and all is well. The reality may not be quite so fabulous.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 3

These types of companies appeal to us because we are often able to buy them near the low point in the cycle, when negative sentiment is exaggerated. Negative earnings are not a deterrent as long as we think that a company has what it takes to recover and resume its growth. We generally look at normalized earnings over three years or more, which gives us a good idea of not only what a company’s long-term earnings pattern has been, but its specific earnings’ history as well. We might discover that a particular company did not suffer earnings difficulties to the same degree as its competitors, or that it recovered quickly from a slowdown or cessation of earnings. How a business deals with adversity is very revealing.

(continued on page 6)

LETTER TO OUR SHAREHOLDERS

SMALL -CAPS GO WILD!

     While some people opted for the beach or the movie theater, many investors decided that small-cap and Technology stocks would be the hot summer destinations. The Russell 2000 finished the year-to-date period ended 6/30/03 up 17.9%, ahead of its large-cap counterpart the S&P 500, which finished the same period up 11.8%. The rally has thus far been especially kind to growth-oriented companies, as evidenced by the Nasdaq Composite’s strong showing year-to-date, up 21.5%. This stands to reason in part because many of the more speculative issues had been so severely punished throughout the long bear market. In fact, Technology’s relative strength was apparent both in 2002’s late-year rally and in the early months of 2003. Of the three major stock indices, only the Nasdaq Composite emerged from the mostly dismal first quarter with a positive return. It was up 0.4% versus respective losses of 4.5% and 3.2% for the Russell 2000 and S&P 500.
     What is less certain is how long the market’s advance will hold up: Many Technology (and other) companies have shown improved earnings, but arguably not enough to support the gains that their increased share prices might otherwise indicate. Simply because certain stocks lost money over an extended period of time does not mean that a proportionate recovery should be expected as the environment for equities begins to improve. This is especially the case for those securities that were grossly over-inflated prior to their descent. While it is not unusual in the early stages of a rally for an up market to operate on the inverted logic that what went down must come up, unimpeded progress is not the market’s historical norm.
     Considering their own reputation for volatility (as well as frailty), small-cap stocks have shined in the current rally after weathering the bear market surprisingly well. From the October 2002 small-cap bottom, the Russell 2000 was up 38.6%, versus respective gains of 45.7% and 27.1% for the Nasdaq Composite and S&P 500. In this year’s second quarter, the Russell 2000 was up 23.4%, enjoying its best quarterly showing in nearly 16 years and its fourth best quarterly performance since its inception in 1979. The S&P 500 (+15.4%) had its best showing since the fourth quarter of 1998, while the Nasdaq Composite (+21.0%) cruised to its best mark since 2001’s fourth quarter.

4 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

FINDING VALUE

     Just as small-caps held their own through the bear market in defiance of conventional wisdom, small-cap value stocks have so far acquitted themselves well in the recent rally. Many market analysts hold the idea that value stocks should lag in vigorous up markets, at times becoming as lost as the tiny fish, Nemo, in the current animated film, Finding Nemo. While Nemo’s father needed help to search the ocean for his missing son, small-cap value companies did not vanish from the sea of equities, but instead swam near the front of the school, though small-cap growth took the lead. The Russell 2000 Growth Index stayed ahead of the Russell 2000 Value Index in both the second quarter and the year-to-date period ended 6/30/03. Small-cap growth was up 24.2% for the quarter and 19.3% year to date, while small-cap value was up 22.7% for the quarter and 16.5% year to date. It marked the third consecutive quarter in which growth outpaced value within small-cap. In fact, when small-cap value lost ground to growth in the more difficult first quarter, -5.1% versus -3.9%, it revealed the market strength shown by more growth-oriented companies before the current upswing was fully underway. As measured by the respective Russell 2000 Indices, growth has also had the performance edge from the small-cap market bottom on 10/9/02 through 6/30/03, returning 41.9% versus 35.5% for value.
     The substantial breadth of the rally has allowed small-cap value returns to remain competitive even in the midst of recent outperformance by their growth cousins. The price of Technology and other growth stocks soared, but nearly all industries have been participating. Small-cap value’s competitiveness is a pleasant sequel to its strong performance in the recent bear market. When viewed over longer-term periods, small-cap value has generally outperformed small-cap growth. From the small-cap market peak on 3/9/00 through 6/30/03, the Russell 2000 Value Index was up 38.1% versus a decline of 55.2% for the Russell 2000 Growth Index. Russell’s small-cap value index also beat small-cap growth for the three-, five-, 10-, 15- and 20-year periods ended 6/30/03.

We use many different measures to determine company quality, generally beginning with strong balance sheets that show relatively little or no debt, solid long-term earnings histories and the proven ability to generate free cash flow. A company’s unrecognized asset values, future prospects for growth or turnaround potential following difficulties such as an earnings disappointment can also be critical factors as we search for value as diligently as Nemo’s dad.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 5

LETTER TO OUR SHAREHOLDERS

During this process, we focus primarily on operating earnings which to us represent earnings in their purest form. This helps us to avoid the often confusing accounting practices of adjusting earnings for items such as interest expenses, gains from sales of business units and other non-recurring items. As long-term investors, we are also interested in long-term expenses such as depreciation because they offer clues as to the sustainability of current earnings and what the effects have been on past earnings. Rather than buy stocks based on high current earnings or promising projected earnings, we want to know more about where a company has been because in our experience that’s the best gauge of where a company is going. If business has been poor recently, we expect that our investigations will give us some idea of what the earnings might be under more

(continued on page 8)

CHARLIE’S (AS IN ROYCE’S) ANGELS

    However, recent competitive returns versus growth and long-term outperformance by value would mean little if The Royce Funds themselves failed to hold up well both in the bear market and in the recent rally. Fortunately, overall performance of the Funds has been strong in the short term and reasonably solid from their respective inception dates as well. It was somewhat surprising that in the midst of a strong rally each portfolio — Royce Value, Value Plus and Technology Value Funds — beat the Russell 2000 by turning in satisfying performances year-to-date through 6/30/03. In addition, each of The Royce Funds then in existence outperformed the Russell 2000 for the one-year, two-year and since inception periods ended 6/30/03.

     While we continue to believe that a performance discussion of the small-cap indices is relevant, it is also true that the depths of the bear market and the opening months of the rally blurred much of the line that separates value and growth stocks. Our own stance has always been that we are less interested in classifying stocks as growth or value than we are in trying to find what we think are terrific businesses trading for less than our estimate of their current worth. We use many different measures to determine company quality, generally beginning with strong balance sheets that show relatively little or no debt, long-term earnings histories and the proven ability to generate free cash flow. A company’s unrecognized asset values, future prospects for growth or turnaround potential following difficulties such as an earnings disappointment can also be critical factors as we search for value as diligently as Nemo’s dad.

6 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

     Throughout the bear market, especially during the second half of 2002 and the first quarter of 2003, we found what we thought were extraordinary values in industries as diverse as telecommunications, insurance, drugs and biotech, oil and gas, and various consumer and industrial areas. We see a distinction between our style of value investing, in which we search high and low throughout the market for what we deem to be attractively undervalued small- and micro-cap companies, and value stocks, which are frequently defined in ways that we find unnecessarily narrow. Many portfolio holdings in the Technology and Health sectors, for example, may not fit strict definitions of value, but in our estimation we purchased strong businesses at deep discounts in both sectors. It pleases us that so many companies in a wide variety of industries have been reaping a fruitful harvest after a long and sometimes painful planting season. Our style of investing often requires considerable patience, and 2003 has so far provided an interesting combination of quicker-than-expected turnarounds and long-awaited rewards.

2 FAST, 2 FURIOUS?

     As of this writing, none of the major market indices has regained the peaks that they reached in March 2000. Even allowing for the recent rally, the past three years have been a trying period for investors. Although small-caps fared well relative to their larger counterparts, the recent decline was the worst for the Russell 2000 since the index’s inception in January 1979. When looking further back, and using the Center for Research in Securities Prices (CRSP) 6-10 index as a small-cap proxy, one finds that the recent bear market was the second worst for small-caps in the post World War II era (the worst took place between 1968 and 1974). Because significant down periods have often been followed by furious rallies, the Russell 2000’s 38.6% return from the small-cap market bottom on 10/9/02 through 6/30/03 is not at all surprising. Since the inception of the Russell 2000, rallies from small-cap bottoms to their subsequent market peaks lasted an average of 29 months (see the table below), so we do not expect to see a new small-cap peak anytime soon.

RUSSELL 2000 MARKET RALLIES: 1979-2002 TROUGH-TO-PEAK DURATION
DATE OF BOTTOM	DATE OF TOP	DURATION MONTHS

08/12/82	06/24/83	10

07/25/84	08/25/87	36

10/28/87	10/09/89	23

10/30/90	05/22/96	66

07/24/96	04/21/98	21

10/09/98	03/09/00	17

10/09/02	???	???

	Average:	29
THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 7

favorable circumstances. If recent earnings have been strong, we still need a sense of the company’s history.

The second part of our earnings analysis results in a forecast that looks ahead two or three years, sometimes longer. This is especially crucial for a company that’s just been through an earnings disappointment. Combining the two helps us to determine where we think the stock price may be headed. It gives us a sense of what we deem to be the company’s overall “earnings power.” It’s something of a hybrid of qualitative and quantitative analysis. It’s certainly not a precise projection, although it takes factors into account such as return on invested capital, earnings history and the relative strength or weakness of an industry. Because ultimately we believe earnings and stock price are correlated, it’s a critical step in the process.

LETTER TO OUR SHAREHOLDERS

Looking for Small-Cap’s Next Peak

     It would also not surprise us to see the pace of the rally slacken substantially. We measure full market cycle periods from peak to peak. As of 6/30/03, the Russell 2000 was still off 22.6% from its previous peak on 3/9/00. In order to surpass this previous peak (thus completing the market cycle), the small-cap index would need to return more than 29% from the end of June onward. The critical question, then, is not whether the rally will continue — we believe that the market will almost certainly find a new peak — but how long it will take for this new peak to be reached. Our belief is that this could take at least three to five years. Another issue worth considering is how much volatility will be involved in the remaining climb. The market may have made a hurried conclusion that the remaining ascent will be as smooth and quick as the early stages of the current rally. Our thought is that expectations for equities may have raced ahead of reality. As believers in the ubiquity of volatility, we see corrections as an inevitable part of small-cap’s move to a new peak.

 SMALL ALMIGHTY?

     The last three-and-a-half months have been enjoyable for most equity investors. Those of us who invest for the long term have been gratified to see a protracted season of purchasing at ever-dwindling prices yield to a fast, dynamic rally, even if we believe that investors’ perceptions are in advance of reality. Our suspicion is that a more widespread

8 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

earnings and economic recovery is still ahead of us, and will not begin in earnest until probably 2004 or even early 2005. The stirrings of each are with us currently, which has helped the market to recover, but we do not think that we will see sustained, robust earnings or overall economic recovery for a while. We also think that we will see regular market leadership rotation between small- and large-cap for the next several years. However, considering their head start during the bear market, we believe that small-caps should finish the decade ahead of their larger siblings.
     The rally has made it difficult to find value in the market. We have not been very aggressive buyers lately because so little looks attractive to us. However, there are always companies that, for one reason or another, are being penalized disproportionately. Recently, the number of companies that fit that description has been low, but they are out there and an increase in volatility should create greater buying opportunities. This supports our contention that careful stock picking should continue to bear fruit in the years ahead.

Our thought is that expectations for equities may have raced ahead of reality. As believers in the ubiquity of volatility, we see corrections as an inevitable part of small-caps’ move to a new peak.

We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

July 31, 2003

P.S. This report’s section headings are variations on current summer movie offerings. In order of appearance, we used The Matrix: Reloaded, Rugrats Go Wild!, Finding Nemo, Charlie’s Angels, 2 Fast, 2 Furious and Bruce Almighty.

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 9

ROYCE VALUE FUND

	AVERAGE ANNUAL TOTAL RETURNS
MANAGERS’ DISCUSSION

The long bear market gave us opportunities to find what we thought were attractively valued stocks throughout the small-and mid-cap universe, while the recent rally saw many of those companies rise in price. Royce Value Fund (RVF) finished the year-to-date period ended 6/30/03 with a return of 24.6%, ahead of its benchmark, the Russell 2000, which was up 17.9% for the same period. We would usually expect our approach to lag in a dynamic up market, especially one that generally benefited more growth-oriented issues, yet this has not been the case for RVF in the recent rally. In fact, from the 2003 small-cap market low on 3/12/03 through 6/30/03, the Fund was up 32.5% versus 30.2% for the Russell 2000. The Fund also outperformed the Russell 2000 for the one-year, two-year and since inception (6/14/01) periods ended 6/30/03.
          Portfolio holdings in the Health sector made the most significant contribution to performance. Unlike Technology stocks (the Fund’s second-best performers), which began to rebound late in 2002 and earlier this year, the prices of many Health stocks did not begin to get in shape until March or later. We believe that the gains made by holdings in the Health sector should prove lasting in the months to come, when we anticipate more market volatility. Many of these companies spent time trading at prices at, near or below their cash value per share, marking a dramatic bottom. We also believe that spending on healthcare should increase over the next few years, helped by an aging Baby Boomer population. We like the niche business and profitability of top

	Through 6/30/03
	Jan-Jun 2003*	24.60%

	1-Year	14.55

	Since Inception(6/14/01)	6.44
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RVF

	2002	-23.5%

	2001*	19.2
*	Inception through 12/31/01

Includes reinvestment of distributions.

			GOOD IDEAS THAT WORKED		Endo Pharmaceuticals Holdings — We first bought shares of this pharmaceutical company that specializes in pain management drugs last December. We began to take some gains in June as its price climbed.
			Net Realized and Unrealized Gain
			Year-to-Date Through 6/30/03
			Endo Pharmaceuticals Holdings	$26,384

			West Corporation	18,800

			E*TRADE Group	18,705

			Curative Health Services	16,085

			Scientific-Atlanta	15,246

West Corporation — We first bought shares of this telecommunications services company in February, when its price fell to a level that we found enticing. In March and April, we sold some shares as its price began to rise quickly, but are otherwise content to keep holding for now.

10 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

holding Curative Health Services. The company’s businesses include the distribution of injectable medications for hemophiliacs and wound care management. We are holding a large position as we believe that its businesses can continue to grow. Perrigo Company is another strong first-half performer in which we continue to hold a large stake. We like the long-term prospects for this maker of over-the-counter and generic drugs and nutritional products.
          Scientific-Atlanta provides a variety of products for cable television and broadband networks, including cable TV boxes. Its stock price encountered very little static as it moved upward in the second quarter, in part the result of looming profitability and resulting attention from Wall Street. More than satisfied with our own gains, we sold our position in June. We also sold some shares of E*TRADE Group in May and June, but continue to hold a large position. We like the way in which the firm survived the internet stock bubble and expanded its online discount brokerage business into a full array of financial services. We also initiated positions in several new companies whose financial characteristics and long-term growth potential we find attractive. Designer and retailer Polo Ralph Lauren has a strong brand name, but we like its savvy management and the changes it has made since joining the company a few years ago. Because we think that we may see a more volatile market in the months ahead, we are trying to position the portfolio accordingly.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$882 million

			Weighted Average P/E Ratio	15.3x

			Weighted Average P/B Ratio	1.8x

			Weighted Average Yield	0.5%

			Fund Net Assets	$2 million

			Turnover Rate	178%

			No. of Holdings	54

			Symbol (Investment Class)	RYVFX

			TOP 10 POSITIONS % of Net Assets
			Curative Health Services	3.3%

GOOD IDEAS AT THE TIME		ParthusCeva — Although we still have faith in the long-term growth potential of this leading licensor of digital signal processing cores and related platform-level intellectual property to the semiconductor and electronics industry, we saw opportunities elsewhere, so we sold our position in March.	Callaway Golf	3.1
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/03			eFunds Corporation	3.0
ParthusCeva	$14,236
			JAKKS Pacific	2.9
Catalina Marketing	5,045
			Polo Ralph Lauren Cl. A	2.9
RehabCare Group	4,488
			MAXIMUS	2.6
Meridian Gold	4,343
			Perrigo Company	2.4
Neuberger Berman	3,982
			Remington Oil & Gas	2.4

Catalina Marketing — We saw terrific promise in the company’s cash-register generated supermarket coupon business, but when its other business of printing medication information attached to prescription bags and containers began to stall, we decided to take our losses and move on.			Nu Skin Enterprises Cl. A	2.4

			Big Lots	2.3

			PORTFOLIO SECTOR BREAKDOWN
			% of Net Assets
			Consumer Products	18.0%

			Technology	14.5

			Natural Resources	14.2

			Health	14.0

			Consumer Services	9.9

			Financial Intermediaries	9.6

			Financial Services	5.1

			Industrial Products	4.3

			Industrial Services	1.1

			Cash & Cash Equivalents	9.3

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 11

ROYCE VALUE PLUS FUND

	AVERAGE ANNUAL TOTAL RETURNS
MANAGER’S DISCUSSION

Royce Value Plus Fund (RVP) enjoyed the best of both worlds in the first half of 2003. The Fund outperformed its small-cap benchmark, the Russell 2000, in the bearish first quarter, down 3.6% versus a loss of 4.5% for the benchmark, then posted an impressive 37.8% return in the bullish second quarter, well ahead of the Russell 2000’s return of 23.4%. For the year-to-date period ended 6/30/03, RVP was up 32.8% versus a return of 17.9% for its benchmark. The Fund was also substantially ahead of Russell’s small-cap index from the 2003 small-cap low on 3/12/03 through 6/30/03, up 43.8% compared to a 30.2% return for the index. We were very pleased that the Fund fared well in the difficult first quarter before participating quite fully in the upswing that began in mid-March, although we would caution investors that our risk-averse approach is typically not apt to outperform the Russell 2000 in dramatic positive performance periods, especially by such a substantial margin. RVP outperformed the Russell 2000 for the one-year, two-year and since inception (6/14/01) periods ended 6/30/03. The Fund’s average annual total return since inception was 16.9%.
          The recent rally was born of a rare confluence of factors that are not likely to be repeated: The speedy conclusion to the Iraqi war, a Federal Reserve Board committed to lowering or holding the line on interest rates, fewer accounting scandals and investors desperate for some good news after a more-than-three-year bear market. All of these played a role in the market’s dramatic rise. Our long-term outlook remains positive, but we do expect a more volatile road ahead. Ever conscious of risk, we have reviewed the portfolio in an effort to identify those companies that we believe are best equipped to handle a more volatile stock market while reducing positions in those that, while still good companies in our view, have

	Through 6/30/03
	Jan-Jun 2003*	32.80%

	1-Year	15.74

	Since Inception(6/14/01)	16.87
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RVP

	2002	-14.7%

	2001*	21.5
*	Inception through 12/31/01

			GOOD IDEAS THAT WORKED
Compugen — This firm uses proprietary technologies in biology, chemistry and medicine to enhance drug discovery and development. We sold our shares in June shortly after its price had more than doubled.

			Net Realized and Unrealized Gain
			Year-to-Date Through 6/30/03
			Compugen	$97,807
Includes reinvestment of distributions.
			Endo Pharmaceuticals Holdings	94,924

			REMEC	79,918

			West Corporation	61,879

			Navigant Consulting	61,782

Endo Pharmaceuticals Holdings — We first bought shares of this pharmaceutical company that specializes in pain management drugs last December. Although we took some gains in June as its price climbed, we continue to hold a large a position in a company whose prospects we think are robust.

12 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

surpassed, or come close to surpassing, our highest hopes for them. We believe that the gains made by holdings in Health, the Fund’s largest sector, may prove lasting in the months to come, when we anticipate more market volatility. Many of these companies spent time trading at prices at, near or below their cash value per share, marking a dramatic bottom. We also expect that healthcare spending should increase over the next few years, helped by an aging Baby Boomer population. We feel strongly enough about the niche business and profitability of top-ten holding Curative Health Services to maintain a large position. The company’s businesses include the distribution of injectable medications for hemophiliacs and wound care management. Lexicon Genetics, which uses gene knockout technology to systematically discover the physiological functions and medical uses of genes, finally began to regain its stock price health thanks in part to favorable notices from Wall Street. We continue to hold a large position.
          Another firm in which we are happy to hold a large stake is REMEC, a manufacturer of telecommunications infrastructure products for voice, video and data transfer over wireless networks and microwave electronic subsystems for defense radar, communications and electronic warfare applications. The firm made some important acquisitions when prices for telecommunications companies were plumbing the depths, a move that we applauded. In June, we first bought shares of eFunds Corporation, a company that provides electronic transaction processing, ATM outsourcing and risk management services to financial institutions, retailers, electronic funds networks and government agencies. We like the firm’s interesting niche businesses and think that its long-term prospects are very promising.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$343 million

			Weighted Average P/B Ratio	1.8x

			Weighted Average Yield	0.1%

			Fund Net Assets	$7 million

			Turnover Rate	106%

			No. of Holdings	53

			Symbol (Investment Class)	RYVPX

			TOP 10 POSITIONS % of Net Assets
			eFunds Corporation	4.8%

			Curative Health Services	4.8

			REMEC	2.9

			Total Entertainment Restaurant	2.6

GOOD IDEAS AT THE TIME		Meridian Gold — With a sparkling clarity that only hindsight can provide, we arguably began to buy this international miner of gold and other precious metals too soon.	Hecla Mining	2.4
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/03			Ensign Resource Service Group	2.3
Meridian Gold	$38,565
			Transaction Systems Architects Cl. A	2.2
Somera Communications	32,600
			Exar Corporation	2.2
U.S. Global Investors Cl. A	29,950
			VIVUS	2.1
Lightspan	29,775
			CoolBrands International	2.1
Albany Molecular Research	11,171

Potential profits from an Argentinian mining operation were dulled as the project stalled amidst environmental concerns. Although we still think that it’s a sterling business, we sold our shares in April.

Somera Communications — We took our losses and moved on in March, though we have not totally abandoned hope that this after-market telecommunications equipment and services firm can turn itself around.
			PORTFOLIO SECTOR BREAKDOWN
			% of Net Assets
			Health	21.5%

			Technology	19.7

			Natural Resources	10.8

			Industrial Services	9.9

			Financial Services	6.1

			Consumer Services	5.6

			Consumer Products	3.7

			Financial Intermediaries	2.0

			Industrial Products	1.9

			Cash & Cash Equivalents	18.8

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 13

ROYCE TECHNOLOGY VALUE FUND

	AVERAGE ANNUAL TOTAL RETURNS
MANAGER’S DISCUSSION

While the first half of 2003 was A Tale of Two Markets for many stocks, equity mutual funds and indices, it was not the case for Royce Technology Value Fund (RTV). The Fund made it through the otherwise bearish first quarter with a 6.2% return before really picking up steam in the second-quarter rally with a return of 29.4%. For the year-to-date period ended 6/30/03, RTV was up 37.4%, outperforming its benchmark, the Russell 2500 Technology Index, which was up 30.6% for the same period. Over relatively longer-term periods, the Fund’s performance advantage over its benchmark was even more pronounced. RTV was up 35.5% for the one-year period ended 6/30/03, compared to a return of 9.9% for the Russell 2500 Technology Index. For the since inception (12/31/01) period ended 6/30/03, the Fund posted a return of 12.3% compared to a loss of 20.4% for its benchmark.
          We are somewhat ambivalent about the recent rally, which actually began in October 2002 when the three major stock market indices, the Russell 2000, the S&P 500 and the Nasdaq Composite, reached new lows. While the rally was an undeniably wonderful time to be invested in Technology stocks, we share the concern expressed by many market analysts that the uptick did not represent a flight to high-quality stocks with strong financial characteristics. Certainly many stocks which fit that description—including holdings in RTV’s portfolio—benefited from the surge in prices, yet the recent bullish period clearly favored more speculative and growth-oriented issues, including, of course, many Tech-related companies. The holdings that we choose for the Fund’s portfolio generally feature what we think are strong balance sheets, solid records of earnings, the ability to generate free cash flow and promising growth prospects. However, we suspect that many investors did not

	Through 6/30/03
	Jan-Jun 2003*	37.41%

	1-Year	35.54

	Since Inception(12/31/01)	12.33
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTV

	2002	-13.4%

			GOOD IDEAS THAT WORKED
FindWhat.com — This company provides performance-based marketing services for the internet in which customers pay the firm for each user who visits their websites. Its price spent much of the last two-plus years trading in single digits before soaring early in 2003, helped by strong earnings. We sold about one third of our position in January, at more than twice what we paid.

			Net Realized and Unrealized Gain
			Year-to-Date Through 6/30/03
			FindWhat.com	$358,366
Includes reinvestment of distributions.
			LendingTree	305,826

			United Online	176,201

			SCO Group (The)	166,404

			NetFlix	162,682

LendingTree — We have long liked the financial fundamentals of this internet-based marketplace for consumers and lenders to collect, exchange and compare credit information. Our affection was heightened when it was announced in May that USA Interactive would be acquiring the company at a substantial premium. We continue to hold a large position.

14 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

have these qualities in the forefront of their minds when making their most recent stock purchases. It might be argued, in other words, that, from our perspective, people bought what we think are good stocks for all the “wrong” reasons.
          So while we are happy to have enjoyed strong performance, we anticipate more volatility in the months ahead that is likely to affect Technology issues. We believe that the holdings in RTV’s portfolio are as well positioned as Tech-related companies can be for any subsequent market gyrations. Our emphasis lies squarely in choosing businesses with solid existing, not projected, earnings, and we think that such stocks are best-suited to endure the market’s ups and downs in relatively less volatile fashion than many other Technology companies. Some of the Fund’s solid performance since its inception can be attributed as much to its relatively strong down market performance as to its participation in the recent upswing.
          We first bought top holding The SCO Group in May. The company develops software and provides a variety of services for Linux operating systems. It boasts solid earnings and what we regard as a compelling niche business. Another niche business that we think offers terrific potential is NetFlix, which provides an online movie subscription service for films available on DVD. With more than one million subscribers and solid earnings, the company could become a dominant player in what we think will be a growing industry. Value-priced internet access and e-mail provider, United Online, is another profitable company with what we feel are highly attractive long-term prospects. The firm has a steady level of cash flow and what we think is a sterling balance sheet. These holdings represent the kinds of companies that we typically seek for RTV’s portfolio.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$352 million

			Weighted Average P/B Ratio	2.2x

			Weighted Average Yield	0.0%

			Fund Net Assets	$20 million

			Turnover Rate	20%

			No. of Holdings	64

			Symbol (Investment Class)	RYTVX

			TOP 10 POSITIONS % of Net Assets
			SCO Group (The)	5.1%

			NetRatings	4.1

			Unisys Corporation	3.7

			CyberSource Corporation	3.6

GOOD IDEAS AT THE TIME		Verity — We continue to build our position in this company that develops knowledge retrieval software for various internet applications. It suffered through a recent earnings disappointment that seemed to help squelch its participation in the recent rally.	LodgeNet Entertainment	3.3
Net Realized and Unrealized Loss
Year-to-Date Through 6/30/03			Maxtor Corporation	3.1
Verity	$30,118
			Artisan Components	2.9
CompuCom Systems	21,800
			Ultratech	2.8
Stamps.com	18,449
			Covad Communications Group	2.8
Mercator Software	13,124
			United Online	2.6
Net2Phone	8,075

CompuCom Systems — This firm provides technology management services and information technology products to large- and medium-sized companies. We like its mostly stable business, its low debt and its cash reserves, so we are holding on for now.
			INDUSTRY GROUP BREAKDOWN
			% of Net Assets
			Internet Software and Services	22.5%

			Software	12.2

			Components and Systems	9.3

			Advertising/Publishing	7.4

			Semiconductors and Equipment	6.3

			Telecommunication	5.4

			Leisure/Entertainment	5.3

			Health Services	4.1

			IT Services	3.8

			Miscellaneous Financial Services	2.5

			Securities Brokers	2.1

			Commercial Services	1.6

			Distribution	0.5

			Banking	0.1

			Cash & Cash Equivalents	16.9

THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 15

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce, Trustee,* President		NAME AND POSITION: David L. Meister, Trustee
Age: 63	No. of Funds Overseen: 18	Age: 63	No. of Funds Overseen: 18
Tenure: Since 1982	Non-Royce Directorships: None	Tenure: Since 1982	Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:  G. Peter O’Brien, Trustee

NAME AND POSITION: Mark R. Fetting, Trustee *
Age: 48	No. of Funds Overseen: 18
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce; Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
		Age: 57	No. of Funds Overseen: 18
		Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds. Director of Renaissance Capital Greenwich Fund.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich, Vice President and Treasurer
Age: 52
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 44
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George, Vice President
Age: 45
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 41
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary
Age: 36
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Donald R. Dwight, Trustee
Age: 72	No. of Funds Overseen: 18
Tenure: Since 1998	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

NAME AND POSITION: Richard M. Galkin, Trustee
Age: 65	No. of Funds Overseen: 18
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 63	No. of Funds Overseen: 18
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 68	No. of Funds Overseen: 18
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.
The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.
16 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

SCHEDULES OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

ROYCE VALUE FUND

COMMON STOCKS – 90.7%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 18.0%			Health – 14.0%
Apparel and Shoes - 2.8%			Drugs and Biotech - 2.4%
Polo Ralph Lauren Cl. A	2,200	$56,738	Perrigo Company	3,100	$48,484

Food/Beverage/Tobacco - 1.0%			Health Services - 11.6%
†CoolBrands International [a]	2,100	20,834	†AMN Healthcare Services [a]	3,000	38,100
			†AMERIGROUP Corporation [a]	1,200	44,640
Home Furnishing/Appliances - 1.5%			†Cross Country Healthcare [a]	3,000	39,570
†Natuzzi ADR [b]	3,600	28,872	†Curative Health Services [a]	3,900	66,300
			†Viasys Healthcare [a]	2,000	41,400
Sports and Recreation - 4.5%
†Callaway Golf	4,700	62,134			230,010
†Winnebago Industries	700	26,530
			Total (Cost $237,895)		278,494
		88,664
			Industrial Products – 4.3%
Other Consumer Products - 8.2%			Building Systems and Components - 2.0%
†Blyth	1,200	32,640	Simpson Manufacturing [a]	1,100	40,260
†Fossil [a]	1,400	32,984
†JAKKS Pacific [a]	4,400	58,476	Machinery - 2.3%
†Yankee Candle Company [a]	1,700	39,474	Lincoln Electric Holdings	1,000	20,410
			†Thomas Industries	900	24,345
		163,574
					44,755
Total (Cost $336,421)		358,682
			Total (Cost $80,816)		85,015
Consumer Services – 9.9%
Direct Marketing - 2.4%			Industrial Services – 1.1%
Nu Skin Enterprises Cl. A	4,500	47,025	Commercial Services - 1.1%
			†West Corporation [a]	800	21,320
Restaurants/Lodgings - 3.4%
†CEC Entertainment [a]	800	29,544	Total (Cost $11,037)		21,320
†Ryan’s Family Steak Houses [a]	1,500	21,000
†Wendy’s International	600	17,382
			Natural Resources – 14.2%
		67,926	Energy Services - 1.0%
			†Oil States International [a]	1,600	19,360
Retail Stores - 4.1%
†American Eagle Outfitters [a]	1,200	21,744	Oil and Gas - 10.3%
Big Lots [a]	3,000	45,120	Cimarex Energy [a]	1,800	42,750
†Cato Cl. A	700	14,756	†Houston Exploration [a]	1,100	38,170
			†Remington Oil & Gas [a]	2,600	47,788
		81,620	†St. Mary Land & Exploration Company	1,400	38,220
			Unit Corporation [a]	1,800	37,638
Total (Cost $169,565)		196,571
					204,566
Financial Intermediaries – 9.6%
Insurance - 6.5%			Precious Metals and Mining - 2.9%
†AmerUs Group	1,100	31,009	Apex Silver Mines [a]	2,000	29,500
Erie Indemnity Company Cl. A	600	24,750	†Glamis Gold [a]	2,500	28,675
ProAssurance Corporation [a]	700	18,893
†Reinsurance Group of America	900	28,890			58,175
†Scottish Annuity & Life Holdings	1,200	24,252
			Total (Cost $245,487)		282,101
		127,794
			Technology – 14.5%
Securities Brokers - 1.1%			Components and Systems - 1.6%
E*TRADE Group [a]	2,600	22,100	†KEMET Corporation [a]	1,700	17,170
			†Tektronix [a]	700	15,120
Other Financial Intermediaries - 2.0%
†TSX Group	2,000	40,568			32,290

Total (Cost $159,789)		190,462	Distribution - 1.2%
			Tech Data [a]	900	24,039
Financial Services – 5.1%
Information and Processing - 5.1%			IT Services - 7.9%
†eFunds Corporation [a]	5,200	59,956	†American Management Systems [a]	2,700	38,556
FactSet Research Systems	500	22,025	MAXIMUS [a]	1,900	52,497
†National Processing [a]	1,200	19,296	Perot Systems Cl. A [a]	2,700	30,672
			Syntel [a]	2,300	36,179
Total (Cost $85,622)		101,277
					157,904

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 17

SCHEDULES OF INVESTMENTS

ROYCE VALUE FUND (continued)			ROYCE VALUE PLUS FUND

			COMMON STOCKS – 81.2%
	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Consumer Products – 3.7%
Semiconductors and Equipment - 2.4%			Food/Beverage/Tobacco - 2.1%
Entegris [a]	1,500	$20,160	†CoolBrands International [a]	15,000	$148,811
†Fairchild Semiconductor Cl. A [a]	2,100	26,859
			Other Consumer Products - 1.6%
		47,019	†Yankee Candle Company [a]	5,000	116,100

Software - 1.4%			Total (Cost $244,927)		264,911
Sybase [a]	2,000	27,820
			Consumer Services – 5.6%
Total (Cost $256,015)		289,072	Restaurants/Lodgings - 2.6%
			†Total Entertainment Restaurant [a]	20,600	188,490
TOTAL COMMON STOCKS
(Cost $1,582,647)		1,802,994	Retail Stores - 3.0%
			†Brookstone [a]	5,500	111,375
REPURCHASE AGREEMENT – 10.7%			†FTD Cl. A [a]	2,200	44,396
State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $214,002 (collateralized by U.S. Treasury Notes, 2.00% due 11/30/04, valued at $222,750) (Cost $214,000)			†Hibbett Sporting Goods [a]	1,700	55,998

					211,769

		214,000	Total (Cost $342,993)		400,259

TOTAL INVESTMENTS – 101.4%			Financial Intermediaries – 2.0%
(Cost $1,796,647)		2,016,994	Other Financial Intermediaries - 2.0%
LIABILITIES LESS CASH			†TSX Group	7,000	141,988
AND OTHER ASSETS – (1.4)%		(28,462)
			Total (Cost $115,713)		141,988
NET ASSETS – 100.0%		$1,988,532
			Financial Services – 6.1%
			Information and Processing - 4.8%
			†eFunds Corporation [a]	30,000	345,900

			Investment Management - 1.3%
			U.S. Global Investors Cl. A [a]	50,000	92,500

			Total (Cost $425,569)		438,400

			Health – 21.5%
			Commercial Services - 2.2%
			Bruker Daltonics [a]	15,000	79,950
			Discovery Partners International [a]	17,000	75,480

					155,430

			Drugs and Biotech - 12.4%
			†Alteon [a]	6,000	29,100
			†Angiotech Pharmaceuticals [a]	1,600	65,184
			Antigenics [a]	7,300	84,096
			Durect Corporation [a]	43,100	103,871
			Emisphere Technologies [a]	15,000	54,000
			Endo Pharmaceuticals Holdings [a]	8,000	135,360
			Lexicon Genetics [a]	20,400	136,884
			Perrigo Company	4,000	62,560
			†Serologicals Corporation [a]	4,800	65,424
			VIVUS [a]	30,000	154,200

					890,679

			Health Services - 6.9%
			†Curative Health Services [a]	20,100	341,700
			Gene Logic [a]	9,400	56,118
			†HealthExtras [a]	13,000	101,660

					499,478

			Total (Cost $1,383,629)		1,545,587

			Industrial Products – 1.9%
			Machinery - 1.0%
			†Kadant [a]	4,000	75,000

18 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

JUNE 30, 2003 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE

Industrial Products (continued)			Software - 3.2%
Textiles - 0.9%			Lightspan [a]	100,000	$67,800
†UniFirst Corporation	3,000	$65,700	Transaction Systems Architects Cl. A [a]	18,000	161,280

Total (Cost $122,836)		140,700			229,080

Industrial Services – 9.9%			Telecommunication - 2.0%
Commercial Services - 3.7%			ViaSat [a]	10,000	143,400
Cornell Companies [a]	5,000	75,700
Exponent [a]	7,500	116,250	Total (Cost $1,270,645)		1,415,411
†Navigant Consulting [a]	6,000	71,100
			TOTAL COMMON STOCKS
		263,050	(Cost $5,221,981)		5,835,146

Engineering and Construction - 1.1%			REPURCHASE AGREEMENT – 21.3%
Dycom Industries [a]	5,000	81,500	State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $1,530,013 (collateralized by U.S. Treasury Bonds, 8.75% due 5/15/20, valued at $1,565,222)

Food/Tobacco Processors - 2.2%
†Omega Protein [a]	12,000	61,200
†Zapata Corporation [a]	2,000	97,280	(Cost $1,530,000)		1,530,000

		158,480	TOTAL INVESTMENTS – 102.5%
			(Cost $6,751,981)		7,365,146
Transportation and Logistics - 2.9%
†Dynamex [a]	12,000	79,800	LIABILITIES LESS CASH
†Frozen Food Express Industries [a]	18,600	58,776	AND OTHER ASSETS – (2.5)%		(178,136)
†Stonepath Group [a]	26,000	68,900
			NET ASSETS – 100.0%		$7,187,010
		207,476

Total (Cost $558,834)		710,506

Natural Resources – 10.8%
Energy Services - 5.2%
†Ensign Resource Service Group	11,000	163,894
Input/Output [a]	25,000	134,500
†TETRA Technologies [a]	2,600	77,090

		375,484

Precious Metals and Mining - 5.6%
Apex Silver Mines [a]	8,000	118,000
Glamis Gold [a]	10,000	114,700
†Hecla Mining [a]	40,000	169,200

		401,900

Total (Cost $756,835)		777,384

Technology – 19.7%
Components and Systems - 5.0%
Performance Technologies [a]	8,000	58,400
REMEC [a]	30,000	208,800
TTM Technologies [a]	20,000	93,800

		361,000

Internet Software and Services - 1.5%
Overstock.com [a]	7,500	108,825

IT Services - 1.6%
Perot Systems Cl. A [a]	10,100	114,736

Semiconductors and Equipment - 6.4%
Credence Systems [a]	13,000	110,110
Exar Corporation [a]	10,000	158,300
ParthusCeva [a]	10,000	81,500
Semitool [a]	22,000	108,460

		458,370

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 19

SCHEDULES OF INVESTMENTS	JUNE 30, 2003 (UNAUDITED)

ROYCE TECHNOLOGY VALUE FUND

COMMON STOCKS – 83.1%
	SHARES	VALUE		SHARES	VALUE
Advertising/Publishing - 7.4%			IT Services - 3.8%
FindWhat.com [a]	23,000	$432,630	Unisys Corporation [a]	60,000	$736,800
Harris Interactive [a]	15,000	98,850
†NetRatings [a]	88,000	804,320	Total (Cost $666,696)		736,800
ValueClick [a]	20,000	120,600
			Leisure/Entertainment - 5.3%
Total (Cost $1,003,160)		1,456,400	†Hollywood Entertainment [a]	3,000	51,600
			†InterActiveCorp [a]	1,870	73,996
Banking - 0.1%			†LodgeNet Entertainment [a]	60,000	657,000
NetBank	2,000	26,320	NetFlix [a]	10,000	255,500

Total (Cost $27,683)		26,320	Total (Cost $811,157)		1,038,096

Commercial Services - 1.6%			Miscellaneous Financial Services - 2.5%
Convergys Corporation [a]	1,500	24,000	LendingTree [a]	20,000	489,600
†Gevity HR	10,000	118,200
Metro One Telecommunications [a]	3,500	18,060	Total (Cost $231,762)		489,600
†Pegasystems [a]	10,000	73,700
West Corporation [a]	3,000	79,950	Securities Brokers - 2.1%
			E*TRADE Group [a]	45,000	382,500
Total (Cost $376,403)		313,910	SoundView Technology Group [a]	3,600	36,432

Components and Systems - 9.3%			Total (Cost $412,021)		418,932
Adaptec [a]	10,000	77,800
American Power Conversion [a]	12,000	187,080	Semiconductors and Equipment - 6.3%
Iomega Corporation [a]	30,000	318,000	Artisan Components [a]	25,000	565,250
Komag [a]	40,000	473,200	Emulex Corporation [a]	2,000	45,540
Kronos [a]	1,000	50,810	†Intevac [a]	10,000	67,200
†Maxtor Corporation [a]	80,000	600,800	†Ultratech [a]	30,000	554,700
Western Digital [a]	12,000	123,600
			Total (Cost $1,054,785)		1,232,690
Total (Cost $1,593,655)		1,831,290
			Software - 12.2%
Distribution - 0.5%			ILOG ADR [a,b]	12,000	100,440
CompuCom Systems [a]	20,000	90,400	Indus International [a]	40,000	80,360
			Macromedia [a]	5,000	105,200
Total (Cost $84,579)		90,400	ManTech International Cl. A [a]	25,000	479,500
			†Mercator Software [a]	160,000	238,400
Health Services - 4.1%			Radview Software [a]	50,000	18,500
†Allscripts Healthcare Solutions [a]	45,000	165,150	†SCO Group (The) [a]	105,000	1,004,850
†Eclipsys Corporation [a]	30,000	313,200	Verity [a]	30,000	379,800
†Neoforma [a]	30,000	327,600
			Total (Cost $2,293,782)		2,407,050
Total (Cost $746,825)		805,950
			Telecommunication - 5.4%
Internet Software and Services - 22.5%			Alvarion [a]	15,000	60,600
CryptoLogic [a]	8,000	59,840	†Aspect Communications [a]	50,000	193,500
CyberSource Corporation [a]	260,000	712,400	Covad Communications Group [a]	550,000	550,000
DoubleClick [a]	25,000	231,250	Extreme Networks [a]	2,500	13,250
ePresence [a]	133,500	324,405	Net2Phone [a]	30,000	129,900
FairMarket [a]	80,000	133,600	PanAmSat Corporation [a]	1,500	27,645
†InfoSpace [a]	25,000	339,250	TALK America Holdings [a]	7,999	87,269
Jacada [a]	187,500	493,125
Jupitermedia Corporation [a]	45,000	180,000	Total (Cost $937,021)		1,062,164
LookSmart [a]	175,000	495,250
†Openwave Systems [a]	80,000	156,000	TOTAL COMMON STOCKS
†Pinnacor [a]	60,500	116,160	(Cost $14,264,068)		16,341,249
Priceline.com [a]	6,666	149,267
SeeBeyond Technology [a]	30,000	69,300	REPURCHASE AGREEMENT – 20.2%
†Stamps.com [a]	80,000	384,000	State Street Bank & Trust Company, 0.30% dated 6/30/03, due 7/1/03, maturity value $3,973,033 (collateralized by U.S. Treasury Bonds, 8.75% due 5/15/20, valued at $4,058,835)
Stellent [a]	15,000	81,000
†United Online [a]	20,000	506,800

Total (Cost $4,024,539)		4,431,647
			(Cost $3,973,000)		3,973,000

			TOTAL INVESTMENTS – 103.3%
			(Cost $18,237,068)		20,314,249

			LIABILITIES LESS CASH
			AND OTHER ASSETS – (3.3)%		(644,922)

			NET ASSETS – 100.0%		$19,669,327

[a]	Non-income producing.
[b]	American Depository Receipt.
†	New additions in 2003.
Bold indicates a Fund’s largest 20 equity holdings in terms of June 30, 2003 market value.

20 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES	JUNE 30, 2003 (UNAUDITED)

	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund

ASSETS:
Investments at value *	$1,802,994	$5,835,146	$16,341,249
Repurchase agreements (at cost and value)	214,000	1,530,000	3,973,000
Cash	376	202	565
Receivable for capital shares sold	3,201	142,222	1,373,936
Receivable for dividends and interest	1,791	1,295	33
Prepaid expenses and other assets	6	20	14

Total Assets	2,022,368	7,508,885	21,688,797

LIABILITIES:
Payable for investments purchased	29,091	311,747	1,965,614
Payable for capital shares redeemed	–	–	31,596
Payable for investment advisory fees	–	4,082	21,302
Accrued expenses	4,745	6,046	958

Total Liabilities	33,836	321,875	2,019,470

Net Assets	$1,988,532	$7,187,010	$19,669,327

ANALYSIS OF NET ASSETS:
Accumulated net investment loss	$(6,800)	$(49,620)	$(80,904)
Accumulated net realized gain on investments	5,746	292,379	515,025
Net unrealized appreciation on investments	220,350	613,171	2,077,181
Capital shares	367	1,089	3,304
Additional paid-in capital	1,768,869	6,329,991	17,154,721

Net Assets	$1,988,532	$7,187,010	$19,669,327

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	366,987	1,088,767	3,304,112

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding) (offering and redemption price ** per share)	$5.42	$6.60	$5.95

* Investments at identified cost	$1,582,647	$5,221,981	$14,264,068

**	Shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 21

STATEMENTS OF CHANGES IN NET ASSETS
	Royce Value Fund		Royce Value Plus Fund		Royce Technology Value Fund

	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002	Six months ended June 30, 2003 (unaudited)	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment loss	$(6,800)	$(17,140)	$(30,405)	$(52,579)	$(80,904)	$(55,977)
Net realized gain (loss) on investments	27,839	(21,431)	485,606	(185,474)	479,144	91,858
Net change in unrealized appreciation (depreciation) on investments	354,541	(330,763)	972,472	(624,524)	2,552,340	(475,159)

Net increase (decrease) in net assets from investment operations	375,580	(369,334)	1,427,673	(862,577)	2,950,580	(439,278)

DISTRIBUTIONS:
Net investment income	–	–	–	–	–	–
Net realized gain on investments	–	(46,805)	–	(92,834)	–	–

Total distributions	–	(46,805)	–	(92,834)	–	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	334,073	369,800	2,058,766	3,261,941	13,989,394	3,737,834
Distributions reinvested	–	46,218	–	92,125	–	–
Value of shares redeemed	(39,813)	(171,912)	(233,006)	(682,715)	(2,060,521)	(514,512)
Shareholder redemption fees	–	–	–	1,025	3,985	765

Net increase in net assets from capital share transactions	294,260	244,106	1,825,760	2,672,376	11,932,858	3,224,087

NET INCREASE (DECREASE) IN NET ASSETS	669,840	(172,033)	3,253,433	1,716,965	14,883,438	2,784,809
NET ASSETS:
Beginning of period	1,318,692	1,490,725	3,933,577	2,216,612	4,785,889	2,001,080

End of period	$1,988,532	$1,318,692	$7,187,010	$3,933,577	$19,669,327	$4,785,889

ACCUMULATED NET INVESTMENT LOSS AT END OF PERIOD	$(6,800)	$–	$(49,620)	$(19,215)	$(80,904)	$–

CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	72,878	71,472	339,983	541,019	2,586,757	822,452
Shares issued for reinvestment of distributions	–	10,293	–	18,536	–	–
Shares redeemed	(8,779)	(32,117)	(43,266)	(138,603)	(386,789)	(118,524)

Net increase in shares outstanding	64,099	49,648	296,717	420,952	2,199,968	703,928

22 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund

INVESTMENT INCOME:
Income:
Dividends	$4,302	$2,137	$80
Interest	398	1,783	3,267

Total income	4,700	3,920	3,347

Expenses:
Investment advisory fees	7,718	23,037	63,506
Distribution fees	1,930	5,759	10,584
Custody	9,472	7,229	8,421
Shareholder servicing	5,175	5,313	6,587
Registration	1,861	4,936	11,046
Professional fees	1,534	1,602	1,632
Shareholder reports	489	2,144	2,698
Administrative and office facilities	109	325	419
Trustees’ fees	39	114	162
Other expenses	947	1,096	1,177

Total expenses	29,274	51,555	106,232
Fees waived by investment adviser and distributor	(9,648)	(17,230)	(21,981)
Expenses reimbursed by investment adviser	(8,126)	–	–

Net expenses	11,500	34,325	84,251

Net investment income (loss)	(6,800)	(30,405)	(80,904)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	27,839	485,606	479,144
Net change in unrealized appreciation (depreciation) on investments	354,541	972,472	2,552,340

Net realized and unrealized gain on investments	382,380	1,458,078	3,031,484

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$375,580	$1,427,673	$2,950,580

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE VALUE FUND (a)
†2003 (d)	$4.35	$(0.01)	$1.08	$–	$–	$5.42	24.6	%**	$1,989	1.49	%*	(0.88	)%*	178%
2002 (d)	5.89	(0.06)	(1.32)	–	(0.16)	4.35	(23.5)%		1,319	1.49%		(1.26)%		89%
2001	5.00	(0.03)	0.99	–	(0.07)	5.89	19.2	%**	1,491	1.49	%*	(1.39	)%*	74%
ROYCE VALUE PLUS FUND (b)
†2003 (d)	$4.97	$(0.03)	$1.66	$–	$–	$6.60	32.8	%**	$7,187	1.49	%*	(1.32	)%*	106%
2002 (d)	5.97	(0.07)	(0.81)	–	(0.12)	4.97	(14.7)%		3,934	1.49%		(1.29)%		110%
2001	5.00	(0.03)	1.10	–	(0.10)	5.97	21.5	%**	2,217	1.49	%*	(1.46	)%*	62%
ROYCE TECHNOLOGY VALUE FUND (c)
†2003 (d)	$4.33	$(0.05)	$1.67	$–	$–	$5.95	37.4	%**	$19,669	1.99	%*	(1.91	)%*	20%
2002 (d)	5.00	(0.17)	(0.50)	–	–	4.33	(13.4)%		4,786	1.99%		(1.74)%		45%

(a)	Expense ratios are shown after fee waivers, and expense reimbursements by the investment adviser. For the periods ended June 30, 2003 and December 31, 2002 and 2001, the expense ratios before the waivers and reimbursements would have been 3.79%, 3.08% and 4.18%, respectively.The Fund commenced operations on June 14, 2001.
(b)	Expense ratios are shown after fee waivers, and expense reimbursements by the investment adviser. For the periods ended June 30, 2003, and December 31, 2002 and 2001, the expense ratios before the waivers and reimbursements would have been 2.24%, 2.10% and 3.71%, respectively.The Fund commenced operations on June 14, 2001.
(c)	Expense ratios are shown after fee waivers by the investment adviser and distributor. For the periods ended June 30, 2003 and December 31, 2002, the expense ratios before the waivers would have been 2.51% and 2.73%, respectively. The Fund commenced operations on December 31, 2001.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
†	Six months ended June 30, 2003 (unaudited).
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS SEMIANNUAL REPORT 2003 | 23

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
       Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund (the “Fund” or “Funds”), are three series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Royce Value Fund and Royce Value Plus Fund commenced operations on June 14, 2001 and Royce Technology Value Fund commenced operations on December 31, 2001.
       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of investments:
       Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities listed on an exchange or the Nasdaq National Market System (NMS) are valued at their last reported sales price or official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.
Investment transactions a nd related investment income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.
Expenses:
      The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Tr ustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.
Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
      The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gains distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.
      Pursuant to federal income tax regulations applicable to investment companies, the Funds elected to treat net capital losses realized between November 1 and December 31, 2002 (“post-October loss”) as occurring on the first day of the following tax year. Royce Value Fund and Royce Value Plus Fund elected to defer to January 1, 2003 post-October losses of $1,164 and $102,484, respectively.
      The Funds intend to retain realized capital gains that may be offset against available ca pital loss carryforwards for federal income tax purposes. As of December 31, 2002, capital loss carryforwards expiring in 2010 for Royce Value Fund and Royce Value Plus Fund were $20,929 and $79,064, respectively.
Repurchase agreements:
      The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.
INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:
      Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly, at an annual rate of 1.00% of the average net assets of Royce Value Fund and Royce Value Plus Fund and 1.50% of the average net assets of Royce Technology Value Fund. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.49% for Royce Value Fund and Royce Value Plus Fund and 1.99% for Royce Technology Value Fund through December 31, 2003. For the six months ended June 30, 2003, Royce waived advisory fees of $7,718, $11,471 and $11,397 for Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund, respectively.
Distributor:
      Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. The distribution agreement provides for maximum fees at the annual rate of 0.25% of the average net assets of Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund. For the six months ended June 30, 2003, RFS voluntarily waived the distribution fees of $1,930, $5,759 and $10,584 for Royce Value Fund, Royce Value Plus Fund and Royce Technology Value Fund, respectively.
PURCHASES AND SALES OF INVESTMENT SECURITIES:
      For the six months ended June 30, 2003, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales

Royce Value Fund	$2,678,646	$2,499,528
Royce Value Plus Fund	5,327,372	4,293,528
Royce Technology Value Fund	10,955,735	1,544,333

OWNERSHIP OF CAPITAL SHARES:
At June 30, 2003, trustees and officers of the Trust collectively owned: 236,854 shares of Royce Value Fund (65% of shares outstanding)valued at $1,283,749; 146,631 shares of Royce Value Plus Fund (13% of shares outstanding) valued at $967,765; and 275,182 shares of RoyceTechnology Value Fund (8% of shares outstanding) valued at $1,637,333.
TAX BASIS OF INVESTMENTS:
At June 30, 2003, net unrealized appreciation based on identified cost for tax purposes was as follows:
		Net Unrealized	Gross Unrealized
	Tax Basis Cost	Appreciation	Appreciation	Depreciation

Royce Value Fund	$1,796,656	$220,338	$236,953	$16,615
Royce Value Plus Fund	6,773,468	591,678	857,837	266,159
Royce Technology Value Fund	18,237,431	2,076,818	2,538,089	461,271

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.
24 | THE ROYCE FUNDS SEMIANNUAL REPORT 2003

POSTSCRIPT

VALUE BALL

          “With the first pick in the 2003 NBA draft, the Cleveland Cavaliers select LeBron James of St. Vincent-St. Mary High School.” So began another season of hope for another beleaguered franchise in the world of professional sports. LeBron is perhaps the most heralded basketball player to enter the pros since Michael Jordan. He may also be the most over-hyped. At the tender age of 18, he signed a $90 million contract with Nike before he ever played a minute of basketball beyond the high-school level. Other sports are hardly immune to the same manic thinking whereby an untried rookie is suddenly transformed into the Next Big Thing. Such is the heady bliss conjured by the magic word “potential.” Talent evaluation is, after all, an imperfect art. It is extraordinarily difficult to look at a young athlete playing at one level and determine how that same person might perform at the next.

          This is especially the case in baseball, by far the most challenging sport in which to project talent. (It also holds true for stock selection.) Yet some of the sport’s more shop-worn methods are changing and might soon be swept aside with the success of Michael Lewis’s bestseller, Moneyball, which focuses on Oakland Athletics General Manager Billy Beane. For the last several years, Beane has put together highly competitive teams with less than half the budget of a high-priced squad like the Yankees, Dodgers or Mets. One might say that he puts together teams in much the same way that we try to select stocks. He tends to gravitate toward players that many other scouts and general managers have ignored, believing in his own standards of player value as opposed to what others think will work best.

          Beane is a disciple of Bill James (no relation to LeBron), author of the occasionally maligned but obsessively studied tome The Baseball Abstract. Just as Benjamin Graham is the father of value investing, James (who first began publishing his reports in 1977) is the father of what has come to be called sabermetrics. Sabermetrics involves a combination of statistical analysis and subjective evaluation to obtain rational, objective information about a player’s abilities. For example, baseball people seldom looked at on-base-percentage (OBP), they thought mostly of a player’s batting average until Bill James. James pointed out that a player with a batting average of .275 and an OBP of .355 was more productive than one hitting .295 with an OBP of only .315 because, while he hit for a lower average, he was able to get on base more frequently by drawing walks more effectively than the latter player.

          We think that this effective measure of offensive efficiency bears comparison with Ben Graham’s notion of net net working capital. In Graham’s now-classic formulation, he looked at the worth of a company once all debts were paid. The remaining assets were what he used as the basis of a company’s valuation. In each case, a progressive thinker created a rational method of measuring value that flew in the face of conventional wisdom but that ultimately proved to be very successful. Here at Royce, we continue to use variations on Ben Graham’s method as one means of estimating company valuations.
           We see other parallels between the approach that James pioneered and our own methods of selecting securities. Like us, he is less enthralled with potential and concentrates instead on historical results. He has repeatedly questioned the validity of accepted ideas and has displayed a stubborn confidence in his work (as we did back in the ’70s, by insisting that value investing would indeed work in the small-cap world). He has seen qualities in players that others failed to notice and pointed out that quality athletes were often not the high-paid superstars most people thought a necessary part on any winning team.

Of course, if our evaluations were as astute as his usually are, we might be using this space to discuss triple-digit mutual fund returns. Maybe we could hire him away from the Red Sox.

TheRoyceFunds

1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

WEALTH OF EXPERIENCE

With approximately $10.7 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes five Portfolio Managers and a Managing Director, as well as nine analysts and five traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $48 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHAREHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)	ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE-SA-0603

Item 2: Code(s) of Ethics - Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert - Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services - Not applicable to this semi-annual report.

Item 5: Reserved.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto. (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Charles M. Royce
          Charles M. Royce
          President

Date: August 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND

BY: /s/ Charles M. Royce
          Charles M. Royce
          President

Date: August 20, 2003

THE ROYCE FUND

BY: /s/ John D. Diederich
          John D. Diederich
          Chief Financial Officer

Date: August 20, 2003